Summary Prospectus

Bitwise Bitcoin Standard Corporations ETF

(NYSE Arca—OWNB)

March 11, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.OWNBetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 11, 2025, are incorporated by reference into this summary prospectus.

Bitwise Bitcoin Standard Corporations ETF

Investment Objective

The Fund seeks investment results that, before fees and expenses, correspond generally to the performance of the Bitwise Bitcoin Standard Corporations Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1) “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for sthe time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings in the securities comprising the Index. The Fund, using a full replication approach, attempts to reproduce, before fees and expenses, the performance of the Index. The index provider, administrator and owner of the Index is Bitwise Index Services LLC (the “Index Provider”). Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”).

The Index seeks to provide exposure to the performance of corporations that have adopted the “bitcoin standard” (“Bitcoin Standard Corporations”). Such corporations are those that hold bitcoin as a corporate treasury asset. In order to be eligible for inclusion in the Index, a company must hold at least 1,000 bitcoin in its corporate treasury. The Index Provider relies upon quarterly and annual corporate reports to identify such eligible companies. Once identified, the Index Provider removes from consideration all companies without: (i) a market capitalization of at least $250 million; (ii) a three-month average daily traded value of at least $500,000; (iii) a public free float of less than 10% and (iv) a share price exceeding $50,000. The Index selects for inclusion each eligible security that complies with the size, liquidity and free float requirements. Each security selected for inclusion is then assigned weight based upon the market value of its bitcoin holdings, subject to certain diversification requirements. The largest constituent in the Index at each quarterly rebalancing will have its weight capped at 20% of the Index. The second largest constituent of the Index at each quarterly rebalancing will have its weight capped at 12% of the Index. No other constituent can have a weight higher than 10% of the Index. Any excess weight will be reallocated to other constituents on an equal-weighted basis.

The Fund will not invest directly in bitcoin, derivatives that reference bitcoin, exchange-traded commodity-based trusts whose business consists solely of buying and holding bitcoin, or other exchange-traded products that seek to provide “pure-play” or leveraged exposure to bitcoin. The Fund’s holdings will be equity securities in the form of common stock, depositary receipts (both American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), tracking stocks and other equity units. Such securities may be issued be U.S. and non-U.S. companies, including companies operating in emerging market countries. Such companies may have small-, mid- or large-capitalizations.

The Index is rebalanced and reconstituted quarterly, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.

The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of February 25, 2025, the Index was concentrated in companies comprising the information technology sector, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

The Index Provider is an affiliate of the Adviser. The Index Provider may prescribe changes to the selection criteria and other rules governing the Index and the method applied to calculate the Index, which it deems to be necessary and desirable in order to prevent material errors or to remedy, correct or supplement the Index methodology.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Additional Information about Bitcoin

Bitcoin is a decentralized digital currency that enables peer-to-peer transactions without the need for a central authority. It operates on the Bitcoin blockchain, a public ledger that records all transactions in a secure and transparent manner. The primary use case of the Bitcoin blockchain is to facilitate the transfer of value between parties, effectively serving as a digital alternative to traditional currencies.

New bitcoins are introduced into circulation through a process called mining, where participants validate transactions and add them to the blockchain. Miners are rewarded with a fixed number of bitcoins for each block they successfully add, with this reward halving approximately every four years to control the supply. As of February 1, 2025, there were approximately 19,820,000 bitcoins in circulation, with a maximum supply capped at 21 million, a limit expected to be reached around the year 2140.

While bitcoin’s price has been significantly influenced by speculative trading, its valuation is also impacted by the underlying health and performance of the Bitcoin network. Key metrics such as the network’s hash rate (a measure of computational power), the number of active addresses, and transaction volumes can provide insights into network security, user adoption, and overall activity, all of which contribute to bitcoin’s valuation.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. Market risk is the risk that a particular security, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of Fund Shares and result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on Fund Shares may widen.

Bitcoin Standard Corporations Risk. Bitcoin Standard Corporations face unique risks as a result of holding bitcoin in their corporate treasury. The speculative perception of bitcoin may overshadow the fundamentals of such companies, leading to exaggerated price movements based on hype or fear. Such companies may face criticism for adopting such a unique strategy, particularly during periods of declining bitcoin prices, potentially harming their reputation and stock value. Companies may also face scrutiny or reputational damage for associating with bitcoin, which some stakeholders view as controversial due to its environmental and illicit activity concerns. Companies with significant international operations may face challenges if jurisdictions impose restrictions on bitcoin usage, trade or holdings. Companies holding bitcoin may face accounting challenges, such as recording impairment losses when bitcoin prices decline, even if the holdings are not sold. This can distort financial performance metrics. In addition, the performance of Bitcoin Standard Corporations may not be primarily driven by the value of their bitcoin holdings. The inclusion of such companies in the Index is not necessarily intended to provide exposure to the price performance of bitcoin.

Bitcoin Risk. While Bitcoin Standard Corporations in many instances may have operations unrelated to their bitcoin holdings, they will nonetheless be subject to the risks of holding bitcoin in their corporate treasury. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of bitcoin. Bitcoin Standard Corporations may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which bitcoin trades. Such actions could significantly reduce the number of venues upon which bitcoin trades and could negatively impact the price of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and shares of a Bitcoin Standard Corporation.

The Bitcoin network is maintained and secured by a group of validators who “mine” bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of bitcoin.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of bitcoin and shares of a Bitcoin Standard Corporation. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of bitcoin, whether it leads to another hard fork or not, and thereby the value of a Bitcoin Standard Corporation.

The Bitcoin blockchain and its native crypto asset, bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin blockchain or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, thereby negatively impact the price of bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this would negatively impact the value of the bitcoin.

Custody Risk. Bitcoin Standard Corporations also face risks associated with the custody of their bitcoin. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The bitcoin held by a Bitcoin Standard Corporation will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Bitcoin Standard Corporation’s bitcoins. To the extent that a Bitcoin Standard Corporation is unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, a Bitcoin Standard Corporation’s bitcoin may be subject to theft, loss, destruction or other attack.

While a Bitcoin Standard Corporation has likely put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by a Bitcoin Standard Corporation and the security procedures may not protect against all errors, software flaws or other vulnerabilities in a Bitcoin Standard Corporation’s technical infrastructure, which could result in theft, loss or damage of its assets. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee, and, as a result, an unauthorized party may obtain access to a Bitcoin Standard Corporation’s account where its bitcoin is held, the relevant private keys (and therefore bitcoin) or other data or property of a Bitcoin Standard Corporation. Additionally, outside parties may attempt to fraudulently induce employees of a Bitcoin Standard Corporation to disclose sensitive information in order to gain access to a Bitcoin Standard Corporation’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, a Bitcoin Standard Corporation may be unable to anticipate these techniques or implement adequate preventative measures.

Digital Asset Market and Volatility Risk. The price of bitcoin, to which each Bitcoin Standard Corporation has exposure, have historically been highly volatile. The value of such assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The value of the Fund’s investments in Bitcoin Standard Corporations – and therefore the value of an investment in the Fund – could decline significantly and without warning. If you are not prepared to accept significant and unexpected changes in the value of the Fund, you should not invest in the Fund.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets, including bitcoin, and their markets. As a result of the growth in the size of the digital asset market, as well as the 2022 Events, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. Ongoing and future regulatory actions with respect to digital assets generally or bitcoin in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of a Bitcoin Standard Corporation.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Information Technology Companies Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Bitcoin Standard Corporations may be engaged in other lines of business unrelated to bitcoin. These lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to bitcoin, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. Additionally, the Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, although the Fund follows a defined Index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking error may be heightened and could negatively impact investors. Lastly, a stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.OWNBetf.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Portfolio Managers: Jennifer Thornton, Portfolio Manager at Bitwise Investment Manager, LLC and Daniela Padilla, Associate Portfolio Manager at Bitwise Investment Manager, LLC, are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Ms. Thornton and Ms. Padilla have served as portfolio managers since the Fund’s inception in March 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at OWNBetf.com

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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